EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


       As   independent  public  accountants,  we  hereby  consent  to  the incorporation of our reports included or incorporated by reference in this
Form 10-K for the  year  ended November   2,   1996  into  the  Company's
previously filed Registration Statements on Form S-8 File Numbers 33-20437 and 33-61322.





                                                 /S/ARTHUR ANDERSEN LLP
                                                 ARTHUR ANDERSEN LLP


St. Louis, Missouri
January 10, 1997